SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of Earliest Event Reported):
February 24, 2005 (February 23, 2005)

CRIIMI MAE INC.

(Exact name of registrant as specified in its charter)

Maryland	1-10360	52-1622022
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11200 Rockville Pike
Rockville, Maryland 20852

(Address of principal executive offices, including zip code, of Registrant)

(301) 255-4700

(Registrant’s telephone number, including area code)

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                             Other Events.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is a press release issued by CRIIMI MAE Inc. (the “Company”) on February 23, 2005, reporting that its Board of Directors engaged Citigroup Global Markets Inc. as its exclusive financial advisor to assist the Company in undertaking a review of its various strategic alternatives, including a possible sale of the Company.  The press release is incorporated by reference herein.

Item 9.01.                          Financial Statements and Exhibits.

(a)          Exhibits. The following exhibits are filed with this report:

Exhibit 99.1 - Press Release dated February 23, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRIIMI MAE Inc.

Dated: February 24, 2005	By:	/s/ Mark A. Libera
Mark A. Libera
Vice President and
General Counsel

EXHIBIT INDEX

Exhibit No.		Description

*	99.1	Press Release dated February 23, 2005

*         Filed herewith.